Exhibit 99.1

For more information, contact:

Peter Kuipers

Chief Financial Officer

800-850-6664

Peter.Kuipers@omnicell.com

Omnicell Announces Proposed Private Placement of $500 Million of Convertible Senior Notes

Mountain View, Calif., -- September 22, 2020 –– Omnicell, Inc. (NASDAQ: OMCL), a leading provider of medication management solutions and adherence tools for healthcare systems and pharmacies, today announced that it intends to offer, subject to market conditions and other factors, $500.0 million aggregate principal amount of Convertible Senior Notes due 2025 (the “notes”) in a private placement (the “offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Omnicell also intends to grant the initial purchasers of the notes an option to purchase, within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $75.0 million aggregate principal amount of notes.

The notes will be general unsecured obligations of Omnicell and will accrue interest payable semiannually in arrears. The notes will be convertible into cash, shares of Omnicell’s common stock or a combination of cash and shares of Omnicell’s common stock, at Omnicell’s election. The interest rate, initial conversion rate and other terms of the notes will be determined at the time of pricing of the offering.

In connection with the pricing of the notes, Omnicell expects to enter into privately negotiated convertible note hedge transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “Option Counterparties”). The convertible note hedge transactions are expected generally to reduce the potential dilution to Omnicell’s common stock upon any conversion of notes and/or offset any cash payments Omnicell is required to make in excess of the principal amount of converted notes, as the case may be. Omnicell also expects to enter into privately negotiated warrant transactions with the Option Counterparties. The warrant transactions could separately have a dilutive effect to the extent that the market price per share of Omnicell’s common stock exceeds the strike price of the warrants. If the initial purchasers exercise their option to purchase additional notes, Omnicell expects to enter into additional convertible note hedge transactions and additional warrant transactions with the Option Counterparties.

In connection with establishing their initial hedges of the convertible note hedge transactions and warrant transactions, Omnicell expects the Option Counterparties or their respective affiliates to enter into various derivative transactions with respect to Omnicell’s common stock and/or purchase shares of Omnicell’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Omnicell’s common stock or the notes at that time. In addition, Omnicell expects that the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Omnicell’s common stock and/or by purchasing or selling Omnicell’s common stock or other securities of Omnicell in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so in connection with any conversion of the notes or redemption or repurchase of the notes). This activity could also cause or avoid an increase or a decrease in the market price of Omnicell’s common stock or the notes, which could affect the ability of noteholders to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of the notes, it could affect the number of shares and value of the consideration, if any, that noteholders will receive upon conversion of the notes.

Omnicell expects to use a portion of the net proceeds from the offering to pay the cost of the convertible note hedge transactions described above (after such cost is partially offset by the proceeds to Omnicell from the sale of the warrant transactions described above). Omnicell expects to also use up to $75.0 million of the net proceeds from the offering to repurchase shares of its common stock from purchasers of notes in the offering in privately negotiated transactions effected with or through one of the initial purchasers or its affiliate and use a portion of the net proceeds from the offering to fund potential future share repurchases of Omnicell’s outstanding common stock. These repurchases could increase (or reduce the size of any decrease in) the market price of Omnicell’s common stock or the notes prior to or concurrently with the pricing of the notes, and could result in a higher effective conversion price for the notes. Omnicell intends to use the remainder of the net proceeds from the offering to pay down outstanding borrowings under its revolving credit facility and for working capital and other general corporate purposes, which may include potential acquisitions and strategic transactions. The notes, the warrants and any shares of Omnicell’s common stock underlying these securities, have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About Omnicell

Since 1992, Omnicell has been committed to transforming the pharmacy care delivery model to dramatically improve outcomes and lower costs. Through the vision of the Autonomous Pharmacy, a combination of automation, intelligence, and technology-enabled services, powered by a cloud data platform, Omnicell supports more efficient ways to manage medications across all care settings. Over 6,000 facilities worldwide use Omnicell automation and analytics solutions to help increase operational efficiency, reduce medication errors, deliver actionable intelligence, and improve patient safety. More than 40,000 institutional and retail pharmacies across North America and the United Kingdom leverage Omnicell's innovative medication adherence and population health solutions to improve patient engagement and adherence to prescriptions, helping to reduce costly hospital readmissions.

Forward-Looking Statements

This press release contains “forward-looking” statements that involve risks and uncertainties, including statements concerning the proposed terms of the notes and the convertible note hedge and warrant transactions, the completion, timing and size of the proposed offering of the notes and the convertible note hedge and warrant transactions and the anticipated use of proceeds from the offering, including the proposed share repurchases. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual events to differ materially from Omnicell’s plans. These risks include, but are not limited to, market risks, trends and conditions, and those risks included in the section titled “Risk Factors” in Omnicell’s Securities and Exchange Commission (“SEC”) filings and reports, including its Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 and other filings that Omnicell makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov. All forward-looking statements contained in this press release speak only as of the date on which they were made. Omnicell undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

OMCL-E

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